UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	001-40999	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2022, the Board of Directors of Finward Bancorp, an Indiana corporation (the “Bancorp”) approved amended and restated by-laws of the Bancorp (the “Amended By-Laws”) to be effective as of November 29, 2022. The Amended By-Laws were approved primarily to address recently adopted Securities and Exchange Commission rules regarding universal proxy cards set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In this regard, the material changes included in the Amended By-Laws accomplish the following:

●	Add a provision requiring that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white (change to Article II, Section 2.8).

●	Enhance the procedural mechanics and disclosure requirements relating to director nominations made by shareholders, including by requiring:

o
Certain additional background information, disclosures, and representations regarding shareholders making a director nomination and the director nominee, including in respect of Rule 14a-19 under the Exchange Act (changes to Article II, Section 2.13(a));

o
Any notice of a director nomination be accompanied by a completed written questionnaire with respect to the background and qualifications of the nominee, and that the questionnaire be in the form required by the Bancorp (change to Article II, Section 2.13(a));

o
Any shareholder submitting a director nomination make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Bancorp’s nominees in accordance with Rule 14a-19 under the Exchange Act (change to Article II, Section 2.13(a));

o
Any shareholder submitting a director nomination who intends to solicit proxies in support of director nominees other than the Bancorp’s nominees in accordance with Rule 14a-19 under the Exchange Act make a representation obligating the shareholder to inform the Bancorp, within two business days, of any change to such intent and any failure of the shareholder to comply with the requirements of Rule 14a-19(a)(2) under the Exchange Act, and a requirement that any shareholder that has provided notice pursuant to Rule 14a-19(b) under the Exchange Act provide, no later than five business days prior to the applicable meeting, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied (new Section 2.13(b) of Article II); and

o
The Bancorp disregard the nomination of director nominees other than the Bancorp’s nominees and not hold a vote on the election of such nominees (notwithstanding that proxies in respect of such vote may have been received by the Bancorp) if, after a shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act or fails to timely provide reasonable evidence sufficient to satisfy the Bancorp that such requirements of Rule 14a-19 have been satisfied (new Section 2.13(b) of Article II).

The Amended By-Laws also incorporate various other ministerial and technical updates and clarifying changes in furtherance of the above-referenced changes.

The foregoing description of the changes reflected in the Amended By-Laws is a summary and is qualified in its entirety by reference to the full text of the Amended By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Finward Bancorp (Amended and Restated as of November 29, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: December 2, 2022

	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer